  Exhibit 10.10

Draft additioanl work package 2020-01-27

REDACTED

Certain identified information,  indicated by [*****], has been excluded from the exhibit because it is both (i) not  material and (ii) would likely cause  competitive harm if publicly disclosed.

WORKPACKAGE STATEMENT

Development of CureVac Outbreak Response

To Novel Coronavirus (2019-nCoV)

MADE ON: 27 January 2020

BETWEEN:

1. COALITION FOR EPIDEMIC PREPAREDNESS INNOVATIONS, a not-for-profit international association existing under Norwegian law with address at Marcus Thranesgate 2, PO box 123 Torshov, N-0412 Oslo Norway (“CEPI”); and

2. CureVac Ag, a private company existing under German law with address at Paul-Ehrlich-Strasse 15, 72076 Tubingen Germany (“Partner”).

INTRODUCTION: This document is a Work Package Statement pursuant to the Framework Partnering Agreement dated 15 February 2019 and entered into by the Parties (the “Partnering Agreement”) and outlines the tasks and actions which take place during the execution of [description of disease and work package].

NOW IT IS AGREED THAT:

1. Defined terms in this Work Package Statement shall have the meaning given to them in the Partnering Agreement unless otherwise stated.

2. The Partner shall:

a. perform all activities set out in Schedule 1 and provide the Partner Contribution, if any, set out in Schedule 2 to deliver the Deliverables set out in Schedule 3, Part 1;

b. use reasonable Efforts to achieve the Milestones Criteria set out in Schedule 3, Part 2 by the applicable Milestone Date;

c. ensure that ail Contractor Results are produced on behalf of the Partner, as set out in Schedule 3, Part 3; and

d. use Reasonable Efforts to achieve the Stage Gates set out in Schedule 4 by the applicable Stage Gate Date.

3. CEPI shall make payments to the Partner up to a maximum of the Work Package Budget set out in Schedule 5 in accordance with Clauses 3.7- 3.12 of the Partnering Agreement.

4. The terms and provisions of the Partnering Agreement are incorporated by reference to this Work Package Statement and all rights and obligations arising under this Work Package

Draft additional work package 2020-01-27

Statement shall be governed by and construed in accordance with the terms of the Partnering Agreement.

IN WITNESS whereof the Parties through their duly authorised representatives have executed this Agreement.

Signed for and on behalf of COALITION FOR EPIDEMIC PREPAREDNESS INNOVATIONS by its duly authorised signatory:

DocuSigned by:

Signature:	/s/ Richard Hatchett

Name:	Richard Hatchett

Title:	Chief Executive Officer

Date:	27 January 2020

Signed for and on behalf CureVac AG by its duly authorized signatory:

Signature:	/s/ Daniel Menichella

Name:	Daniel Menichella

Title:	Chief Executive Officer

Date:	22 January 2020

Draft additional work package 2020-01-27

SCHEDULE 1 – ACTIVITIES

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SCHEDULE 2 - - PARTNER CONTRIBUTION

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SCHEDULE 3 - DELIVERABLES, MILESTONES & & CONTRACTOR RESULTS

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SCHEDULE 4 - STAGE GATES

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SCHEDULE 5 – WORK PACKAGE BUDGET

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SCHEDULE 6 - PAYMENT SCHEDULE

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